UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2005
HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
(Exact name of registrant as specified in its charter)
HSBC FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer	333-74898-01 (Commission File Number)	36-1239445 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer) 60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2000-1 Indenture Supplement, dated as of November 16, 2000, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of January 25, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of October 28, 2002, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2002-1.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: February 22, 2005

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EXHIBIT INDEX
Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2000-1 Indenture Supplement, dated as of November 16, 2000, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of January 25, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on February 15, 2005 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of October 28, 2002, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2002-1.

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